Supplement to the
Fidelity® Europe Fund
Class A, Class M, Class C and Class I
December 30, 2017
Summary Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Stefan Lindblad (co-manager) has managed the fund since December 2013.

Andrew Sergeant (co-manager) has managed the fund since June 2018.

Effective June 1, 2018, Mr. Sergeant is named co-portfolio manager and, on that date, will assume portfolio management responsibilities for the fund while Mr. Lindblad is on leave of absence from the firm. Mr. Lindblad is expected to return August 31, 2018.

AEUF-SUM-18-02 1.9880468.104	June 1, 2018